8-K -- calypso8K020910.htm - CALYPSO WIRELESS, INC. FORM 8-K DATE OF REPORT February 9, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: February 9, 2010

COMMISSION FILE NO.: 1-08497

CALYPSO WIRELESS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION IDENTIFICATION NO.)	13-5671924 (IRS EMPLOYER ID OF CORPORATION)

5100 WESTHEIMER, SUITE 200, HOUSTON, TEXAS, 77056
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(713) 936-3560
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER ITEMS.

A Joint Stipulation between Calypso Wireless and the Daic Parties was filed yesterday in Federal Court, Eastern District of Texas, Case # 2:2008cv00441 (the T-mobile case). The important issues contained therein are as follows:
  We agree that the 2009 Agreement is to be treated as an unenforceable contract.
  We agree that the 2008 Agreement is enforceable as if the 2009 agreement was never signed.
  We agree that all actions related to the TRO will be dismissed and the $50K cash bond will be returned to Calypso.
  We agree no admissions of liabilities are to be construed by this stipulation.
  The Daic Parties agree they will not attempt to sell, transfer, auction or otherwise encumber the IP without State Court permission.
  The Daic Parties agree that Williamson PC will be voluntarily added as plaintiff to settle all remaining questions of standing. The Daic parties will supply the USPTO with all documents necessary to clarify that, for the terms of the T-Mobile lawsuit, the Calypso/Daic Parties fully own the IP 75/25 and that Mr. Stephens' involvement is ended.
  The Daic Parties agree Calypso will be the party managing the IP and litigation thereto.
  Calypso agrees claims against the Daic parties will be dismissed.
  Calypso agrees that if Calypso's counsel were to withdraw from the suit, the Daic parties may "step-in" and Manage the Suit.
The applicable terms of this Joint Stipulation that will immediately be filed in the Harris County Superior court(the State Court - case # 201002545) are summarized as follows:
  We agree that the 2009 Agreement is to treated as an unenforceable contract.
  We agree that the 2008 Agreement is enforceable as if the 2009 agreement was never signed.
  We agree that all actions solely related to the TRO will be dismissed and the $25K cash bond will be returned to Calypso (see #7). The case will otherwise continue.
  We agree no admissions of liabilities are to be construed by this stipulation.
  We agree to resolve our differences relating to the 2008 agreement in this State Court.
  We agree to dismiss Kelly Stephens from the State court action.
  The Daic Parties agree they will not attempt to sell, transfer or auction the IP without State Court permission.
  Calypso agrees to not sell, license or transfer the IP except as contemplated under the 2008 agreement.
Attached herewith as Exhibit "A" is a copy of the stipulation. Readers are advised to refer to the Stipulation as the above is a summary for the readers convenience only and does not alter or change the stipulation, nor is this 8K filing meant to express an opinion as to any meaning of the stipulation contrary to what is states.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Calypso Wireless, Inc.

/s/ David H. Williams
David H. Williams
Director & Member of the Audit and Compensation Committees

February 9, 2010